Consolidated Statements of Comprehensive Income (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2017	Mar. 31, 2016	Mar. 31, 2015
Comprehensive Income Net Of Tax [Abstract]
Gross unrealized holding (loss) gain on securities available for sale, income taxes	$ 35	$ 2	$ (55)
Reclassification adjustment for net realized gains on securities available for sale, income taxes	34	29	42
Benefit plans gain (loss), income taxes	31	(448)	152
Benefit plan amortization, income taxes	$ (3)	$ (35)	$ (23)